TABLE OF CONTENTS

   USAA Family of Funds                                        1
   Message from the President                                  2
   Investment Review                                           4
   Message from the Managers                                   5
   Financial Information:
      Statement of Assets and Liabilities                     10
      Portfolio of Investments in Securities                  11
      Notes to Portfolio of Investments in Securities         14
      Statement of Operations                                 15
      Statements of Changes in Net Assets                     16
      Notes to Financial Statements                           17



                            IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


[Photograph of the President, Michael J. C. Roth, CFA, appears here.]

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.



                                INVESTMENT REVIEW

GROWTH AND TAX STRATEGY FUND

OBJECTIVE: A conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.


                                                  5/31/97           11/30/97
 Net Assets..............................     $185.5 MILLION     $208.8 MILLION
 Net Asset Value Per Share...............         $15.14              $15.62


 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
 May 31, 1997 to November 30, 1997.............................      7.59%+
 1 Year........................................................     13.78%
 5 Years.......................................................     11.94%
 Since inception on January 11, 1989...........................     10.60%

 + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

 30-Day SEC Yield on November 30, 1997.........................      3.19%*
 *Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                 CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of the USAA Growth & Tax Strategy Fund and the Lehman Brothers Municipal Bond Index. The data points from the graph are as follows:

                  USAA Growth & Tax         Lehman Brothers Municipal
                  Strategy Fund             Bond Index
                  -------------             ----------

1/11/89           10,000                    10,000
6/89              10,863                    10,590
12/89             11,618                    11,005
6/90              11,557                    11,312
12/90             11,776                    11,807
6/91              12,334                    12,331
12/91             13,504                    13,241
6/92              13,691                    13,785
12/92             14,170                    14,410
6/93              15,376                    15,433
12/93             16,114                    16,179
6/94              15,708                    15,460
12/94             15,691                    15,342
6/95              17,450                    16,824
12/95             19,254                    18,021
6/96              20,143                    17,940
12/96             21,395                    18,819
6/97              23,309                    19,425
12/97             24,576                    20,257



The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund outperforms its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market.




                       MESSAGE FROM THE MANAGER


[PHOTOGRAPHS OF THE FOLLOWING PORTFOLIO MANAGERS IS HERE:
     Harry W. Miller, CFA (Blue Chip Stocks)
     Kenneth E. Willmann, CFA (Tax-Exempt Bonds
       and Tax-Exempt Money Market Instruments)
     John W. Saunders, Jr., CFA (Allocation Manager)]


Fund Overview
Tax-efficient mutual funds have been a topic of fascination for the financial press. As we discussed in our May 1997 annual report, your Fund has been cited in many of those articles. We have thought of ways to improve this Fund's tax efficiency.

Effective October 1, 1997, the investment categories and target ranges were modified to optimize tax efficiency. The Fund must maintain at least 50% of its assets in tax-exempt securities in order to pass on the tax-exempt income to its shareholders. So, we will keep 41-59% in tax-exempt bonds (plus 0-10% in tax-exempt money market instruments). We increased the common stock category to 41-49%.

Maturity restrictions have been removed for the tax-exempt bonds category to enable higher yield longer-maturity holdings when appropriate. Blue Chip stocks have supplanted the Basic Value category in order to reduce portfolio turnover with its attendant capital gains tax implications. Blue Chip stocks will be more growth-oriented with less emphasis on dividends which are, of course, taxable. Growth-oriented stocks are selected for longer term holding periods to reduce turnover.

We believe that these changes in asset allocation strategy will increase both the tax efficiency and the potential total investment returns for the USAA Growth and Tax Strategy Fund. We also believe that this is what the Fund's shareholders want.

The Fund was balanced within the new target ranges in November. At the end of this reporting period November 30, 1997, the portfolio mix was 51% in tax-exempt securities and 48.1% in Blue Chip stocks.

Tax-Exempt Bonds
The new guidelines assume the "Tax-Exempt Money Market Instruments" segment will consist primarily of true cash equivalents. While this segment still comprised 5.1% of the Fund on November 30, 1997, we expect it to settle at 1% - 3% after the transition is complete.

The interest rate on long-term tax-exempt bonds finished the six-month period at 5.36%, the lowest level of the period. The graph below shows the yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for the long-term tax-exempt bond market. The average maturity of the bonds in this segment stayed near 20 years for the entire period. The long maturity, combined with declining interest rates, resulted in a rise in bond values in this segment. We will continue to concentrate on producing high levels of tax-exempt income while investing exclusively in tax-exempt bonds.



                BOND BUYER 40-BOND INDEX YIELD TO MATURITY

A chart in the form of a line graph appears here illustrating the yield to maturity on the Bond Buyer 40-Bond Index (BBI40). The data points from the graph are as follows:


5/30/97         5.74%
6/02/97         5.73%
6/16/97         5.59%
6/30/97         5.69%
7/15/97         5.54%
7/31/97         5.40%
8/15/97         5.56%
8/29/97         5.55%
9/15/97         5.48%
9/30/97         5.47%
10/15/97        5.50%
10/31/97        5.40%
11/14/97        5.40%
11/28/97        5.36%




Blue Chip Stocks
Changing the investment strategy to Blue Chip from Basic Value should reduce current income and produce more long-term capital gains, giving you a lower tax burden and a greater potential for capital appreciation.

The stock market has had a correction since our last report of May 31, 1997, but has come back and is selling at a higher level than six months ago. The international markets experienced a greater decline, and during that period the Blue Chip segment had no foreign exposure. Interest rates and inflation remain low, and although good for the stock market, we are seeing some earnings disappointments. The Asian situation, expected to be with us for some time, will affect our domestic markets. We remain optimistic on the U.S. stock market but do not expect the same returns in 1998 as 1997.

New names added in the segment include: Rockwell International (Electrical Equipment), Meritor Automotive (Auto Parts), Cooper Cameron (Oil & Gas - Drilling), Fleet Financial (Banks), PMI Group (Finance - Diversified), Dura Pharmaceuticals (Drugs), Bausch & Lomb (Medical Products & Supplies), Immunex (Biotechnology), and Bell Atlantic (Telephones) through a merger with NYNEX. Deleted names were: NICOR (Gas Pipelines), Unocal (Oil), Weyerhauser (Paper & Forest Products), and Universal (Tobacco). NYNEX (Telephones) merged with Bell Atlantic.

Your Fund's best performing stocks were from Banks (PNC Bank and Bankers Trust) and Telephones (Bell Atlantic and SBC Communications). Other top performers included Halliburton (Oil & Gas - Drilling), Occidental Petroleum (Oil), Bristol-Myers Squibb (Healthcare). Poor performers were Monsanto (Chemicals), Caterpillar (Machinery), Philip Morris (Tobacco), Pharmacia & UpJohn (Drugs), American Home Products (Healthcare), and Norfolk Southern (Railroads).

The Blue Chip segment is broadly  diversified in 24 industries and 34 issues. We
remain  overweighted  in  Oil  &  Gas,  Banks,   Healthcare/Drugs/Biotechnology,
Telephones, and Machinery - Diversified.



                            ASSET ALLOCATION

A pie chart is shown here depicting the asset allocation as of 11/30/97 of the Growth & Tax Strategy Fund to be: Tax-Exempt Money Market Instruments - 5.1%*, Blue Chip Stocks - 48.1%*, Tax-Exempt Bonds 45.9%*

*Percentages are of the Net Assets in the Portfolio and may or may not equal
100%



                         Tax-Exempt Securities
                            Top 5 Holdings
                          (% of Net Assets)

New York State Medical Care Facilities Finance Agency RB,
  Series 1995A                                                   3.1
Illinois Health Facilities Auth. RB, Series 1996                 2.8
Delaware County IDA RB, Series 1997A                             2.7
Michigan Strategic Fund Limited Obligations RB, Series 1997A 2.7 Rhode Island Housing & Mortgage Finance Corp., SFH RB,
  Series 15-A                                                    2.7



                      Blue Chip Stocks
                       Top 5 Holdings
                      (% of Net Assets)

         Halliburton                             3.1
         Bristol-Myers Squibb                    2.2
         Allstate                                2.0
         Minnesota Mining
            & Manufacturing                      1.9
         SBC Communications                      1.9



                      Top 10 Industries
                      (% of Net Assets)

          Hospital                              16.2
          Nursing / CCRC                        10.0
          Single Family Housing                  9.2
          Telephones                             5.1
          Oil & Gas - Drilling/Equipment         4.1
          Healthcare - Diversified               3.6
          Oil - International Integrated         3.5
          Banks - Major Regional                 3.4
          Machinery - Diversified                3.3
          Education                              3.2

Note: Income may be subject to federal, state or local taxes, or to the alternative minimum tax.


See page 11 for a complete listing of the Portfolio of Investments in Securities.



Growth and Tax Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1997
(Unaudited)

Assets
   Investments in securities, at market value (identified cost of $164,189)                  $  206,944
   Cash                                                                                              24
   Receivables:
      Capital shares sold                                                                            65
      Dividends and interest                                                                      1,968
                                                                                             ----------
         Total assets                                                                           209,001
                                                                                             ----------
Liabilities
   Capital shares redeemed                                                                           71
   USAA Investment Management Company                                                                84
   USAA Transfer Agency Company                                                                      22
   Accounts payable and accrued expenses                                                             43
                                                                                             ----------
         Total liabilities                                                                          220
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  208,781
                                                                                             ==========
Represented By:
   Paid-in capital                                                                           $  162,979
   Accumulated undistributed net investment income                                                1,329
   Accumulated net realized gain on investments                                                   1,718
   Net unrealized appreciation of investments                                                    42,755
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  208,781
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               13,363
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    15.62
                                                                                             ==========


See accompanying notes to financial statements.





Growth and Tax Strategy Fund
Portfolio of Investments in Securities

November 30, 1997
(Unaudited)

                                            Market
    Number                                   Value
   of Shares           Security              (000)
   ---------           --------              ----

        Blue Chip Stocks (48.1%)
         Aerospace/Defense (1.8%)
  70,000 Boeing Co.                       $  3,719
--------------------------------------------------

         Automobiles (1.6%)
  80,000 Ford Motor Co.                      3,440
--------------------------------------------------

         Auto Parts (1.3%)
 120,000 Meritor Automotive, Inc.            2,685
--------------------------------------------------

         Banks - Major Regional (3.4%)
  55,000 Fleet Financial Group, Inc.         3,633
  65,000 PNC Bank Corp.                      3,498
--------------------------------------------------
                                             7,131
--------------------------------------------------

         Banks - Money Center (1.5%)
  18,000 Bankers Trust New York Corp.        2,134
  10,000 Chase Manhattan Corp.               1,087
--------------------------------------------------
                                             3,221
--------------------------------------------------

         Biotechnology (1.0%)
  35,000 Immunex Corp.  *                    1,999
--------------------------------------------------

         Chemicals (1.7%)
  80,000 Monsanto Co.                        3,495
--------------------------------------------------

         Chemicals - Diversified (1.7%)
  80,000 B.F. Goodrich Co.                   3,560
--------------------------------------------------

         Drugs (2.2%)
  50,000 Dura Pharmaceuticals, Inc.  *       2,194
  70,000 Pharmacia & Upjohn, Inc.            2,362
--------------------------------------------------
                                             4,556
--------------------------------------------------

         Electrical Equipment (0.9%)
  40,000 Rockwell International Corp.        1,950
--------------------------------------------------

         Finance - Diversified (1.4%)
  45,000 PMI Group, Inc.                     2,925
--------------------------------------------------

         Healthcare - Diversified (3.6%)
  40,000 American Home Products Corp.        2,795
  50,000 Bristol-Myers Squibb Co.            4,681
--------------------------------------------------
                                             7,476
--------------------------------------------------

         Insurance - Property/Casualty (2.0%)
  50,000 Allstate Corp.                      4,294
--------------------------------------------------

         Machinery - Diversified (3.3%)
  70,000 Caterpillar, Inc.                   3,356
  65,000 Deere & Co.                         3,563
--------------------------------------------------
                                             6,919
--------------------------------------------------

         Manufacturing - Diversified
           Industries (1.9%)
  40,000 Minnesota Mining &
           Manufacturing Co.                 3,898
--------------------------------------------------

         Medical Products & Supplies (0.8%)
  40,000 Bausch & Lomb, Inc.                 1,585
--------------------------------------------------


         Oil - Domestic Integrated (0.7%)
  50,000 Occidental Petroleum Corp.          1,484
--------------------------------------------------


         Oil - International Integrated (3.5%)
  35,000 Chevron Corp.                       2,807
  30,000 Mobil Corp.                         2,158
  40,000 Texaco, Inc.                        2,260
--------------------------------------------------
                                             7,225
--------------------------------------------------

         Oil & Gas - Drilling/Equipment (4.1%)
  35,000 Cooper Cameron Corp.  *             2,133
 120,000 Halliburton Co.                     6,472
--------------------------------------------------
                                             8,605
--------------------------------------------------

         Photography - Imaging (1.8%)
  48,000 Xerox Corp.                         3,729
--------------------------------------------------

         Railroads / Shipping (1.0%)
  69,000 Norfolk Southern Corp.              2,195
--------------------------------------------------

         Telecommunications -
           Long Distance (1.2%)
  43,000 Sprint Corp.                        2,518
--------------------------------------------------

         Telephones (5.1%)
  33,792 Bell Atlantic Corp.                 3,016
  70,000 GTE Corp.                           3,539
  55,000 SBC Communications Corp.            4,005
--------------------------------------------------
                                            10,560
--------------------------------------------------

         Tobacco (0.6%)
  30,000 Philip Morris Companies, Inc.       1,305
--------------------------------------------------

         Total blue chip stocks
           (cost: $63,379)                 100,474
--------------------------------------------------






PRINCIPAL                                                                                    MARKET
 AMOUNT                                                              COUPON                   VALUE
 (000)               SECURITY                                         RATE      MATURITY      (000)
 -----               --------                                         ----      --------      -----

                                     Tax-Exempt Securities (51.0%)
                                        Tax-Exempt Bonds (45.9%)
         Connecticut (1.2%)
$  2,500 Development Auth. First Mortgage RB, Series 1997             5.80%      4/01/21    $   2,522
         Illinois (2.8%)
   5,500 Health Facilities Auth. RB, Series 1996                      6.38       1/01/15        5,803
         Indiana (3.7%)
   4,890 Fifth Avenue Housing Development Corp. MFH RB,
           Series 1993A                                               7.25       7/01/25        5,192
   2,500 LaPorte County Hospital Auth. RB                             6.00       3/01/23        2,556
         Louisiana (1.5%)
   3,080 Public Facilities Auth. SFM RB, Series 1997B                 5.75       8/01/31        3,143
         Maine (2.6%)
   5,000 Housing Auth. SFH RB, Series 1994C-1                         6.50      11/15/11        5,384
         Massachusetts (2.4%)
   5,000 Industrial Finance Agency RB, Series 1997B (CRE)             5.50       5/15/27        5,012
         Michigan (4.7%)
   4,000 Hospital Finance Auth. RB, Series 1996                       6.25      10/01/27        4,215
   5,460 Strategic Fund Limited Obligation RB, Series 1997A           5.75       8/01/19        5,563
         Minnesota (1.5%)
   3,000 Univ. of Minnesota Regents GO, Series 1996A                  5.50       7/01/21        3,138
         Missouri (1.5%)
   3,000 Health and Educational Facilities Auth. RB, Series 1997      5.88       2/01/23        3,058
         Montana (1.8%)
   3,600 Health Facilities Auth. RB, Series 1996                      6.38       6/01/18        3,828
         New Jersey (1.8%)
   3,750 Economic Development Auth. RB, Series 1997A                  5.88      12/01/26        3,813
         New York (3.1%)
   5,850 Medical Care Facilities Finance Agency RB, Series 1995A      6.85       2/15/17        6,404
         Oklahoma (1.3%)
   2,695 Valley View Hospital Auth. RB, Series 1996                   6.00       8/15/14        2,761
         Oregon (1.7%)
   3,420 Clackamas County Hospital Facility Auth. RB, Series 1997     6.30      11/01/21        3,530
         Pennsylvania (4.7%)
   4,500 Monroeville Hospital Auth. RB, Series 1995                   6.25      10/01/15        4,771
   4,785 Philadelphia Gas Works RB, 14th Series                       6.38       7/01/26        5,029
         Rhode Island (2.7%)
   5,200 Housing and Mortgage Finance Corp. SFH RB, Series 15-A       6.85      10/01/24        5,650
         Texas (4.5%)
   3,410 Fort Worth Higher Education Finance Corp. RB,
           Series 1997A                                               6.00      10/01/16        3,475
   2,100 North Central Texas Health Facilities Development
           Corp. RB, Series 1996                                      6.30       2/15/15        2,218
  30,270 Northwest Texas Independent School District GO,
           Series 1997 (CRE)                                          6.38(b)    8/15/32        3,683
         Wisconsin (2.4%)
   4,685 Housing and Economic Development Auth. SFH RB,
           Series 1992A                                               7.10       3/01/23        5,015
-----------------------------------------------------------------------------------------------------
         Total tax-exempt bonds (cost: $90,126)                                                95,763
-----------------------------------------------------------------------------------------------------

                            Tax-Exempt Money Market Instruments (5.1%)
         California (0.1%)
     300 Pollution Control Financing Auth. PCRB, Series 1996F (CRE)   3.65      11/01/26(a)       300
         Indiana (1.5%)
   3,000 Health Facility Financing Auth. RB, Series 1993              4.65      11/01/98        3,022
         Louisiana (0.2%)
     500 Public Facilities Auth. MFH RB, Series 1991 (CRE)            3.90       7/01/09(a)       500
         Pennsylvania (2.7%)
   5,605 Delaware County IDA RB, Series 1997A                         5.50       1/01/98        5,610
         Tennessee (0.2%)
     500 Shelby County Hospital RB, Series 1993                       4.50      11/01/98          500
         Virginia (0.4%)
     775 Henrico County IDA RB, Series 1994 (CRE)                     3.95       5/01/24(a)       775
-----------------------------------------------------------------------------------------------------
         Total tax-exempt money market instruments (cost: $10,684)                             10,707
-----------------------------------------------------------------------------------------------------
         Total tax-exempt securities (cost: $100,810)                                         106,470
-----------------------------------------------------------------------------------------------------
         Total investments (cost: $164,189)                                                 $ 206,944
=====================================================================================================

----------------------
*Non-income producing.


Growth and Tax Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1997
(Unaudited)



General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
         IDA        Industrial Development Authority/Agency
         GO         General Obligation
         MFH        Multi-Family Housing
         PCRB       Pollution Control Revenue Bond
         RB         Revenue Bond
         SFH        Single-Family Housing
         SFM        Single-Family Mortgage

CRE -- Credit Enhancement -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Specific Notes
(a) Variable rate demand notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

(b) Zero coupon security -- the rate represents the effective yield at date of purchase. This security represented 1.8% of the Fund's net assets.


See accompanying notes to financial statements.




Growth and Tax Strategy Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)


Net investment income:
   Income:
      Dividends                                                                                $  1,057
      Interest                                                                                    2,964
                                                                                               --------
         Total income                                                                             4,021
                                                                                               --------
   Expenses:
      Management fees                                                                               497
      Transfer agent's fees                                                                         127
      Custodian's fees                                                                               35
      Postage                                                                                         8
      Shareholder reporting fees                                                                      9
      Trustees' fees                                                                                  2
      Registration fees                                                                              24
      Professional fees                                                                              14
      Other                                                                                           1
                                                                                               --------
         Total expenses                                                                             717
                                                                                               --------
            Net investment income                                                                 3,304
                                                                                               --------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                                               1,800
   Change in net unrealized appreciation/depreciation of investments                              9,140
                                                                                               --------
            Net realized and unrealized gain                                                     10,940
                                                                                               --------
Increase in net assets resulting from operations                                               $ 14,244
                                                                                               ========




See accompanying notes to financial statements.



Growth and Tax Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)



                                                                            11/30/97          5/31/97
                                                                            --------          -------
From operations:
   Net investment income                                                    $   3,304        $    6,228
   Net realized gain on investments                                             1,800             5,127
   Change in net unrealized appreciation/depreciation of investments            9,140            11,566
                                                                            ---------        ----------
      Increase in net assets resulting from operations                         14,244            22,921
                                                                            ---------        ----------
Distributions to shareholders from:
   Net investment income                                                       (3,152)           (6,142)
                                                                            ---------        ----------
   Net realized gains                                                          (4,940)           (4,105)
                                                                            ---------        ----------
From capital share transactions:
   Proceeds from shares sold                                                   19,447            25,306
   Shares issued for dividends reinvested                                       7,479             9,415
   Cost of shares redeemed                                                     (9,801)          (22,281)
                                                                            ---------        ----------
      Increase in net assets from capital share transactions                   17,125            12,440
                                                                            ---------        ----------
Net increase in net assets                                                     23,277            25,114
Net assets:
   Beginning of period                                                        185,504           160,390
                                                                            ---------        ----------
   End of period                                                            $ 208,781        $  185,504
                                                                            =========        ==========
Undistributed net investment income included in net assets:
   Beginning of period                                                      $   1,177        $    1,091
                                                                            =========        ==========
   End of period                                                            $   1,329        $    1,177
                                                                            =========        ==========
Change in shares outstanding:
   Shares sold                                                                  1,260             1,771
   Shares issued for dividends reinvested                                         488               676
   Shares redeemed                                                               (636)           (1,559)
                                                                            ---------        ----------
      Increase in shares outstanding                                            1,112               888
                                                                            =========        ==========


See accompanying notes to financial statements.




Growth and Tax Strategy Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had one borrowing (for three days) and incurred $85 in interest expense.

(3)   Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $136,075,759 and $102,728,216, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $44,295,708 and $1,540,787, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1997 was $2,576.

(6)   Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.




(7)   Financial highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                     Six-month
                                    Period Ended                    Year Ended May 31,
                                    November 30,     -----------------------------------------------
                                       1997              1997              1996             1995
                                       ----              ----              ----             ----
Net asset value at
   beginning of period              $    15.14        $    14.11       $    12.82        $    12.32
Net investment income                      .25               .52              .51               .49
Net realized and
   unrealized gain (loss)                  .88              1.39             1.32               .76
Distributions from net
   investment income                      (.25)             (.52)            (.51)             (.48)
Distributions of realized
   capital gains                          (.40)             (.36)            (.03)             (.27)
                                    ----------        ----------       ----------        ----------
Net asset value at
   end of period                    $    15.62        $    15.14       $    14.11        $    12.82
                                    ==========        ==========       ==========        ==========
Total return (%) **                       7.59             14.21            14.61             10.73
Net assets at end of
   period (000)                     $  208,781        $  185,504       $  160,390        $  134,538
Ratio of expenses to
   average net assets (%)                  .72(a)            .74              .82               .80
Ratio of net investment
   income to average
   net assets (%)                         3.32(a)           3.66             3.79              4.02
Portfolio turnover (%)                   54.44(c)         194.21(c)        202.55(c)         265.52(c)
Average commission rate
   paid per share +                 $    .0492        $    .0477       $    .0505





                               Eight-month
                               Period Ended                               Year Ended September 30,
                                 May 31,        --------------------------------------------------------------------------
                                  1994             1993            1992           1991           1990          1989*
                                  ----             ----            ----           ----           ----          ----
Net asset value at
   beginning of period         $    13.00      $    12.00      $    11.51      $    10.59      $  11.08      $  10.00
Net investment income                 .29             .46             .48             .53           .52           .27
Net realized and
   unrealized gain (loss)            (.27)           1.01             .50             .93          (.49)          .96
Distributions from net
   investment income                 (.33)           (.46)           (.49)           (.54)         (.50)         (.15)
Distributions of realized
   capital gains                     (.37)           (.01)            -               -            (.02)          -
                               ----------      ----------      ----------      ----------      --------      --------
Net asset value at
   end of period               $    12.32      $    13.00      $    12.00      $    11.51      $  10.59      $  11.08
                               ==========      ==========      ==========      ==========      ========      ========
Total return (%) **                   .13           12.57            8.74           14.19           .19         12.38
Net assets at end of
   period (000)                $  128,077      $  118,532      $   82,840      $   53,535      $ 37,599      $ 23,823
Ratio of expenses to
   average net assets (%)             .84(a)          .86             .92            1.00(b)       1.00(b)       1.29(a,b)
Ratio of net investment
   income to average
   net assets (%)                    3.56(a)         3.81            4.31            4.91(b)       5.05(b)       4.90(a,b)
Portfolio turnover (%)             171.35(c)        98.83          106.83           81.22        105.78        119.76
Average commission rate
   paid per share +



  * Fund commenced operations January 11, 1989
 ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                                           Year Ended September 30,
                                    --------------------------------------
                                    1991             1990           1989*
                                    ----             ----           ----
Ratio of expenses to
   average net assets (%)           1.06              1.24           1.48(a)
Ratio of net investment income
   to average net assets (%)        4.85              4.81           4.71(a)


(c) At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been:


                                  Six-month                                             Eight-month
                                Period Ended                                            Period Ended
                                November 30,             Year Ended May 31,                May 31,
                                    1997          1997          1996          1995          1994
                                    ----          ----          ----          ----          ----
Portfolio turnover (%)              17.85         52.97         61.98        131.28         93.56

Purchases and sales of this type are as follows:
Purchases (000)                   $ 68,958     $  220,402    $  192,239    $   234,367    $ 98,639
Sales (000)                       $ 69,044     $  220,683    $  192,490    $   234,669    $ 98,761
